UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 March 24, 2002
                                 --------------
                Date of Report (Date of earliest reported event)


                          QUICK-MED TECHNOLOGIES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                                     ------
                  (State or other jurisdiction of incorporation


                                     0-27545
                                     -------
                            (Commission File Number)


                                   98-0204736
                                   ----------
                        (IRS Employer Identification No.)


              401 Northeast 25th Terrace; Boca Raton, Florida 33431
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (561) 750-4202
                                 --------------
               Registrant's telephone number, including area code


                                (Not Applicable)
                                ----------------
          (Former name or former address, if changed since last report)

                       INFORMATION INCLUDED IN THE REPORT

ITEM 8.  CHANGE IN FISCAL YEAR.

On March 24, 2002, the Board of Directors of Quick-Med Technologies, Inc. voted to change the Registrant's fiscal year from December 31 to June 30, effective with June 30, 2002. The transition report will be filed on Form 10-KSB for the fiscal year ending June 30, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, our Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Quick-Med Technologies, Inc.


Dated: April 7, 2002                   /s/ DAVID LERNER
                                       ----------------------------
                                       David Lerner, President